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                                                                    EXHIBIT 10.7
                           HYPOTHECATION AGREEMENT

                  HYPOTHECATION AGREEMENT, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, this "Agreement"), among each of the undersigned (each, a "Pledgor" and together with any other entity which becomes a party hereto pursuant to Section 24 hereof, collectively, the "Pledgors"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, not in its individual capacity, but solely as Collateral Agent (including any successor collateral agent, the "Pledgee") for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:


                  WHEREAS, IASIS Healthcare Corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent", and together with the Lenders, the Co-Lead Arrangers, the Syndication Agent, each Issuing Bank, the Pledgee and the Collateral Agent, the "Lender Creditors") have entered into the Credit Agreement, dated as of October 15, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement") providing for the extension of credit to the Borrower as contemplated therein;

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Guaranty Trust Company of New York in its individual capacity ("Morgan Guaranty"), any Lender or a syndicate of financial institutions organized by Morgan Guaranty or any such Lender, or an affiliate of Morgan Guaranty or any such Lender (Morgan Guaranty, any such Lender or Lenders or affiliate or affiliates of Morgan Guaranty or such Lender or Lenders (even if Morgan Guaranty or any such Lender thereafter ceases to be a Lender under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection Agreements or Other Hedging Agreements, and in each case their subsequent successors and assigns, collectively, the "Other Creditors", and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection
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Agreements and Other Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the Borrower's entering into Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and to issue, and participate in, Letters of Credit for the account of the Borrower, and to induce the Other Creditors to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness of the Borrower owing to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which the Borrower is a party and the due performance of and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and in each such Credit Document (all such obligations, liabilities and indebtedness under this clause (i), being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereinafter arising, and the due performance and compliance with the terms, conditions and agreements of each such Interest Rate Protection Agreement and Other Hedging Agreement by the Borrower, and the due performance and compliance by the Borrower, with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");
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                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or preserve its security interest therein;

                  (iv) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement and any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as defined below)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations" it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITION OF STOCK, ETC. (a) As used herein, the term "Stock" shall mean all of the issued and outstanding shares of stock of the Borrower at any time to the extent owned by a Pledgor. Each Pledgor represents and warrants that on the date hereof: (a) the Stock held by such Pledgor consists of the number and type of shares of the stock of the Borrower as described in Annex A hereto; (b) such Stock constitutes that percentage of the issued and outstanding capital stock of the Borrower as set forth in Annex A hereto; and (c) each such Pledgor is the holder of record and sole beneficial owner of the Stock so held by it and there exists no options or preemption rights in respect of any of the Stock.

                  (b) All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral".

                  3.  PLEDGE OF STOCK, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by the Borrower, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral owned by such Pledgor including all Stock; (ii) pledges and deposits as security with the Pledgee the Stock owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates therefor or instruments thereof, accompanied by undated stock powers duly executed in blank by such Pledgor or such other instruments of transfer as are reasonably acceptable to the Pledgee; and (iii) collaterally assigns, transfers, hypothecates, mortgages, charges and sets over
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to the Pledgee all of such Pledgor's right, title and interest in and to such
Stock (and in and to the certificates or instruments evidencing such Stock) to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                  3.2 Subsequently Acquired Stock. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Stock at any time or from time to time after the date hereof, such Pledgor will forthwith pledge and deposit such Stock (or certificates or instruments representing such Stock) as security with the Pledgee and deliver to the Pledgee certificates or instruments thereof, accompanied by undated stock powers duly executed in blank by such Pledgor, or such other instruments of transfer as are reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Stock and certifying that the same have been duly pledged with the Pledgee hereunder.

                  3.3 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Stock (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Stock, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or, following a Noticed Event of Default (as hereinafter defined) which is continuing, in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO NOTICED EVENT OF DEFAULT. (i) Unless and until a Noticed Event of Default (as defined below) shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Stock owned by it, and to give consents, waivers or ratifications and other actions in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in a breach of any covenant contained in, or be materially inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of materially impairing the position or interests of the Pledgee or any other Secured Creditor therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease if and so long as a Noticed Event of Default shall have occurred and be continuing and
Section 7 hereof shall become applicable, provided that, unless otherwise directed by the Required Lenders, the Pledgee shall have the right from time to time following and during the continuance of a Noticed Event of Default to permit the Pledgor to exercise such rights. As used herein, a "Noticed Event
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of Default" shall mean (i) an Event of Default with respect to the Borrower under Section 10.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Borrower notice that such Event of Default constitutes a "Noticed Event of Default". After all Noticed Events of Default have been cured or waived, the Pledgor will have the right to exercise the voting and all other rights and powers that it would otherwise be entitled to exercise pursuant to the terms of this Section 5.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until a Noticed Event of Default shall have occurred and be continuing, all cash dividends, interest and principal or other amounts payable in respect of the Pledged Stock (collectively, the "Cash Dividends") shall be paid to the respective Pledgor; provided that all dividends, interest and principal or other amounts payable in respect of the Pledged Stock which are reasonably determined by the Pledgee, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to repay the Obligations pursuant to Section 9 of this Agreement). Upon the occurrence and continuation of a Noticed Event of Default, the Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (ii) all other or additional stock or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement). After all Noticed Events of Default have been cured or waived, (i) the Pledgee shall, within five Business Days after all such Noticed Events of Default have been cured or waived, repay to each Pledgor all Cash Dividends that such Pledgor would otherwise have been permitted to retain pursuant to the terms of this Section 6 to the extent then held by the Pledgee and not distributed to the Secured Creditors and (ii) all Cash Dividends shall be paid to, and retained by, each respective Pledgor, subject to the first sentence of this Section 6.

                  7. REMEDIES IN CASE OF A NOTICED EVENT OF DEFAULT. In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to
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exercise all of the rights, powers and remedies (whether vested in it by this
Agreement or any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to vote all or any part of the Pledged Stock (in each case whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so during the continuation of a Noticed Event of Default); and

                  (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or to redeem or otherwise (except to the extent required by applicable law, all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its reasonable discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise
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by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other further action in any circumstances without demand or notice. The Secured Creditors agree, by their acceptance of the benefits of this Agreement, that this Agreement may be enforced only by the action of the Pledgee acting upon the instructions of the Required Secured Creditors (as defined in the Security Agreement) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies will be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in Section 7.4 of the Security Agreement.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), to the extent permitted by applicable law, the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Subject to Section 23, the Borrower agrees to reimburse the Pledgee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from the exercise by the Pledgee against any Pledgor of any right or remedy granted to it hereunder except to the extent arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof.

                  12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, subject to Section 23, at the Borrower's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security
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interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of a Noticed Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and pursuant to applicable laws. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
Section 12 of the Credit Agreement.

                  14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein except in accordance with the terms of this Agreement and the Credit Agreement provided, that, without the written consent of the Pledgee, each Pledgor may sell, transfer or assign any of the Collateral he, she or it owns to any Person who agrees to be bound by the terms hereof.

                  15. REPRESENTATION AND WARRANTIES OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

                  (i) it is, or at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (or will have) good and marketable title to, all Stock pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option, adverse claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement;

                  (ii) it has full power, authority and legal right to pledge all the Stock pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder or creditor of each Pledgor or any of their Subsidiaries) and no order, consent, approval, license, permit, authorization, or validation of, or filing or declaration with, recording or registration with, or exemption by, or notice or report to, any foreign or domestic governmental authority, or any subdivision thereof, is required to authorize or is required in connection with (a) the execution, delivery or performance of this Agreement, (b) the legality, validity, binding effect or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or
         (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) neither the execution, delivery and performance by any Pledgor of this Agreement nor compliance with the terms and provisions hereof (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, (b) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to this Agreement) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Pledgor or any Subsidiary of any Pledgor pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which any Pledgor is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws of any such Pledgor;

                  (vi) to the best of its knowledge, all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights; and

                  (vii) the pledge, collateral assignment and delivery to the Pledgee of the Stock pursuant to this Agreement creates a valid and perfected first priority Lien in the Stock, and the proceeds thereof, subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of any Pledgor which would include the Stock.

                  16. COVENANTS OF THE PLEDGORS. Each Pledgor covenants and agrees that it will take no action which would have the effect of materially impairing the position or interests of the Pledgee hereunder except as expressly permitted by this Agreement.

                  17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Agreements, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

                  (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                  (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Affiliate of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor all instruments that such Pledgor shall reasonably request acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Stock owned by such Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with its pro rata share of any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding and all other Obligations have been paid in full (other than arising from indemnities described in Section 13.13 of the Credit Agreement and analogous provisions in the Security Documents for which no request has been made).

                  (b) In the event that any part of the Collateral is released with the consent of the Required Secured Creditors (as defined in the Security Agreement), the Pledgee, at the request and expense of the respective Pledgor will release any of such Collateral owned by such Pledgor from this Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral owned by such Pledgor as is then being (or has been) so released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 18.

                  19. NOTICES, ETC. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and shall be mailed, telegraphed, telexed, telecopied, faxed, cabled or delivered to the parties hereto at the respective address set forth below and shall be effective when received:

                  (i) if to any Pledgor, at its address set forth opposite its signature below;

                  (ii)     if to the Pledgee, at:

                           Morgan Guaranty Trust Company of New York
                           c/o J.P. Morgan Services Inc.
                           500 Stanton Christiana Road
                           Newark, Delaware 19713
                           Attention:  Renee Richmond
                           Tel:  (302) 634-3316
                           Fax:  (302) 634-4300

                  (iii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

                  (iv) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgee (with the consent of the Required Secured Creditors (as defined in the Security Agreement) to the extent required by the Credit Agreement), and each Pledgor affected thereby (it being understood that the addition or release of any Pledgor hereunder shall not constitute a change, waiver, discharge or variance affecting any Pledgor other than the Pledgor so added or released), provided that (i) no such change, waiver, modification or variance shall be made to Section 9 hereof (directly or indirectly by modifying Section 7.4 of the Security Agreement) or this Section 20 without the consent of each Secured Creditor adversely affected thereby and
(ii) that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class (as defined below) of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Credit Agreement Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to each of the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding at the time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  21. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. This Agreement shall be construed in accordance with and governed by the law of the State of New York. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  22. WAIVER OF JURY TRIAL. Each party hereto irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                  23. RECOURSE. Notwithstanding anything to the contrary contained herein, the Pledgee, on behalf of itself and each of the other Secured Creditors, hereby acknowledges and agrees that this Agreement is made without recourse to Pledgors and nothing in this Agreement shall be construed to create any personal liability for the payment of money (including damages), except to the extent that such liability is limited in recourse to the Collateral. No Pledgor shall be obligated to incur any out of pocket expenses to comply with this Agreement. No Pledgor shall be personally liable for the payment of any of the Obligations. The Pledgee's and the other Secured Creditors' rights shall be limited to the foreclosure of the Lien created hereby in the manner provided herein and the Pledgee and the other Secured Creditors shall have no right to proceed directly against any Pledgor for the satisfaction of any Obligation or for any deficiency remaining from the foreclosure of the Lien created hereunder or any portion thereof.

                  24. SEVERAL OBLIGATIONS. Notwithstanding anything to the contrary set forth herein, the obligations of the Pledgors hereof shall be several and not joint.

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that no Person not a Pledgor hereunder shall become the beneficial owner of any capital stock of the Borrower without first executing as an additional Pledgor a counterpart of, or assumption agreement with respect to, this Agreement and delivering same, plus its stock of the Borrower in pledge hereunder, to the Pledgee, and Annex A will be modified at such time in a manner reasonably acceptable to the Pledgee to give effect to such additional Pledgors.

                  26. JLL HEALTHCARE RESOLUTIONS. JLL Healthcare LLC hereby covenants and agrees that it will not engage in any business and have no assets or liabilities other than owning stock of the Borrower and its rights and obligations under the Documents to which it is a party. Notwithstanding the foregoing, JLL Healthcare LLC may engage in activities incidental to (a) the maintenance of its corporate existence in compliance with applicable law, and (b) legal, tax and accounting matters in connection with any of the foregoing activities.

                                      * * *

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:                                        JLL HEALTHCARE LLC
c/o Joseph Littlejohn & Levy Fund III, LP       as Pledgor
450 Lexington Avenue, Suite 3350                By:/s/Jeffrey C. Lightcap
New York, NY 10017                              -------------------------
                                                Name: Jeffrey C. Lightcap
                                                Title:Senior Managing Director
Attention: Mr. Jeffrey C. Lightcap
Telephone: (212) 210-9334
Facsimile: (212) 286-8626


Address:                                        GENERAL ELECTRIC CAPITAL
3379 Peachtree Road                             CORPORATION as Pledgor
Suite 600                                       By: /s/ John P. Crosby
Atlanta, GA 30326                                  -------------------------
                                                Name: John P. Crosby
                                                Title: Duly Authorized Signatory
Attention: John P. Crosby
Telephone: (404) 814-2609
Facsimile: (404) 266-3538


Address:                                          TRIUMPH PARTNERS III, L.P.
Triumph Capital Group, Inc.                       as Pledgor
28 State Street                                   By: Triumph III Advisors, L.P., its general partner
37th floor                                        By: Triumph III Advisors, Inc., its general partner
Boston, MA 02109

Attention: Charles Spadoni                        By:/s/ Frederick S. Moseley IV
Telephone: (617) 557-6049                            ---------------------------
Facsimile: (617) 557-6022                            Name: Frederick S. Moseley IV
                                                     Title: President


Address:                              TRIUMPH III, INVESTORS, L.P.
Triumph Capital Group, Inc.           as Pledgor
28 State Street                       By: Triumph III Investors, Inc., its general partner
37th floor
Boston, MA 02109                      By: /s/ Frederick S. Moseley IV
                                          ----------------------------------
                                               Name: Frederick S. Moseley IV
Attention: Charles  Spadoni                    Title: President
Telephone: (617) 557-6049
Facsimile:  (617) 557-6022

Address:                               MORGAN GUARANTY TRUST COMPANY
c/o J.P. Morgan Services, Inc.         OF NEW YORK
500 Stanton Christiana Road               as Collateral Agent and
Newark, DE 19713                          as Pledgee

Attention:  Renee Richmond
Telephone:  (302) 634-3316             By: /s/ Colleen Galle
Facsimile:   (302) 634-4300              ------------------------------
                                            Name: Colleen Galle
                                            Title: Vice President

                                                                         Annex A



                                  LIST OF STOCK

        Name of
        Issuing                  Type of               Number of              Certificate            Percentage
      Corporation                Shares                  Shares                    No.                  Owned
      -----------                ------                  ------                    ---                  -----